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                                                                   Exhibit 10.18

[Translation of Chinese original]

                                 LOAN AGREEMENT

     The Loan Agreement (the "Agreement") is entered into as of September 26, 2003 by and between the following two parties.

     (1) Advanced Internet Services Limited (the "Lender") Legal Address: 48/F the Center, 99 Queen's Road Central, Hong Kong

     (2)  Sheng Yong (the "Borrower")
          Gender: Male
          PRC ID Number: 110108197508120016
          Address: Room 6 Unit 1 Jiwei Dormitory, 9 Huangchenggen Nanjie Street,
                   Xicheng District, Beijing

     The Lender and the Borrower are respectively referred to as a "Party" and collectively as the "Both Parties" hereinafter.

     WHEREAS, the Borrower holds a 30% equity interest in Shenzhen Freenet Information Technology Company Limited (the "Borrower's Company"), a limited liability company incorporated in the People's Republic of China (the "PRC").

     WHEREAS, the Lender is a company incorporated in Hong Kong and the Lender desires to provide a loan to the Borrower.

     NOW THEREFORE, Both Parties agree as follows:

1.   Loan
     ----

     1.1 The Lender agrees to provide a loan to the Borrower with a principal of RMB 6,900,000 in accordance with the terms and conditions set forth in this Agreement. The term for such loan will be ten (10) years and shall be extended upon the agreement of Both Parties. During the term or extended term of such loan, the Borrower shall immediately repay the loan to the Lender, if any of the following events occurs:

          (1) the Borrower dies or becomes a person with no or limited capacity to perform civil acts;
          (2) Wang Lei Lei terminates his employment with or is dismissed by the Lender or its affiliates;
          (3)  the Borrower commits a crime or becomes involved in a crime;
          (4) any third party claims more than Renminbi 500,000 against the Borrower;
          (5) foreign investors are permitted to invest in the business of value-added telecommunication and the relevant authorities begin to approve the

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               establishment of such business in accordance with the applicable laws of the PRC.

     1.2 The Lender agrees to remit the amount of such loan to the account designated by the Borrower within seven (7) days after receiving the Borrower's written notification to use the loan, provided that all of the preconditions set forth in Section 2 of this Agreement are satisfied. The Borrower shall issue a confirmation notice to the Lender on the day he receives the amount of the loan. The commitments of the Lender under this section are effective only against the Borrower himself, but not the Borrower's successor or transferee.

     1.3 The Borrower agrees to accept such loan provided by the Lender and hereby agrees and warrants that such loan shall be used only for the investment in the Borrower's Company for the business development of the Company. Without the Lender's prior written consent, the Borrower shall not use the amount of such loan for any other purpose or transfer or pledge its equity interest in the Borrower's Company to any other third party.

     1.4 The Lender and the Borrower jointly agree and confirm that the Borrower shall repay the loan only by transferring all of the Borrower's equity in the Borrower's Company to the Lender or to any other person (legal person or natural person) designated by the Lender.

     1.5 The Lender and the Borrower hereby jointly agree and confirm that any proceeds raised from the transfer of Borrower's equity in the Borrower's Company shall be used to repay the Lender, for the consideration of the loan provided by the Lender, in such manner as designated by the Lender in accordance with this Agreement and the Agreement shall terminate thereupon.

     1.6 The Lender and the Borrower hereby jointly agree and confirm that the Lender is entitled to, but is not obliged to, at any time, purchase or designate any other person (legal person or natural person) to purchase all or part of Borrower's equity in the Borrower's Company at any price determined by Both Parties, subject to the permission of the law.

          The Borrower warrants to issue an irrevocable power of attorney to confer all its rights as a shareholder of the Borrower's Company to a person designated by the Lender.

     1.7 Interest of the Loan. In the event that the Borrower transfers its equity in the Borrower's Company to the Lender or the person designated by the Lender, the loan hereunder shall be deemed to be an interest-free loan, if the transfer price of such equity is equivalent to or is less than the principal amount of the loan under this Agreement. However, if the transfer price shall exceed the principal amount of the loan hereunder, the amount in excess of the principal amount of the loan shall be deemed the interest payable on such loan under this Agreement, which shall be paid to the Lender by the Borrower.

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2.   Conditions Precedent
     --------------------

     The Lender's obligation to extend the Loan to the Borrower pursuant to Clause 1.1 shall be conditional upon the fulfillment of all of the following conditions or any of them being waived by the Lender in writing.

     2.1 The Lender shall have received on time the drawdown notice duly executed by the Borrower as provided in Clause 1.2.

     2.2 The Borrower and Beijing Super Channel Network Limited ("Super Channel") have executed a share pledge agreement (the "Share Pledge Agreement"), by virtue of which the Borrower agrees to pledge all its shares in the Borrower's Company to Super Channel.

     2.3 The Borrower, Lender and Borrower's Company have executed a share option agreement (the "Share Option Agreement"), pursuant to which the Borrower shall grant the Lender an exclusive option to purchase all of the Borrower's equity in the Borrower's Company, provided that it is permitted by the laws of the PRC.

     2.4 The above-mentioned Share Pledge Agreement and Share Option Agreement are in full effect, of which there is no default event and all relevant filing procedures, approvals, authorizations, registrations and governmental proceedings have been obtained or completed (if needed).

     2.5 All the representations and warranties provided by the Borrower in Clause 3.2 shall be accurate, correct, complete and not misleading, and shall remain accurate, correct, complete and not misleading on the date of the drawdown notice and the drawdown date, as though they are provided on such dates.

     2.6 The Borrower shall not have breached any of its undertakings provided by it in Section 4, and no event, which may affect the performance of the Borrower's obligations hereunder shall have occurred or is likely to occur.

3.   Representations and Warranties
     ------------------------------

     3.1 The Lender makes the following representations and warranties to the Borrower, which shall remain valid up to the expiration or termination of this Agreement:

          (a) The Lender is a company registered and validly existing under the laws of Hong Kong;

          (b) The Lender has the power to enter into and perform this Agreement. The execution and performance of this Agreement by the Lender is in compliance with the business scope of the Lender and the provisions of the articles of association or other constitutional documents of the Lender. The

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               Lender has duly obtained all the necessary approvals or
               authorizations for the execution and performance of this Agreement;

          (c) The execution and performance of this Agreement by the Lender will neither result in a breach of the laws and regulations or any government approvals, authorizations, notices or other government documents binding or affecting the Lender, nor will result in a breach of any agreement entered into with any third party or any undertaking provided to any third party by the Lender; and

          (d) This Agreement shall constitute the legal, valid and binding obligations of the Lender, which is enforceable against the Lender in accordance with its terms upon its execution.

     3.2 The Borrower makes the following representations and warranties, which shall remain valid up to the expiration or termination of this
          Agreement:

          (a) The Borrower's Company is a company with limited liability lawfully and is validly incorporated and existing under the laws of the PRC, and the Borrower is the legal owner of the Borrower's Interest;

          (b) The Borrower has the power to enter into and perform this Agreement. The execution and performance of this Agreement by the Borrower is in compliance with the business scope of the Borrower and the provisions of the articles of association or other constitutional documents of the Borrower. The Borrower has duly obtained all the necessary approvals or authorizations for the execution and performance of this Agreement;

          (c) The execution and performance of this Agreement by the Borrower will neither result in a breach of the laws and regulations or any governmental approval, authorization, notice or other government documents binding or affecting the Borrower nor result in a breach of any agreement entered into with any third party or any undertaking provided to any third party by the Borrower;

          (d) this Agreement shall constitute the legal and valid obligations of the Borrower, which is enforceable against the Borrower in accordance with its terms upon its execution;

          (e) The Borrower has contributed all the share capital required to be paid for the Borrower's Interest in accordance with the laws, and has obtained the verification report issued by a qualified accountant regarding the capital contribution;

          (f) Except for the provisions in the Share Pledge Agreement, the Borrower has not created any pledge, charge or any other security over the Borrower's

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               Interest; or offered to transfer the Borrower's Interest to any third party; nor undertaken to any third party regarding any offer to purchase the Borrower's Interest; or entered into any agreement to transfer the Borrower's Interest with any third party;

          (g) No dispute, action, arbitration, administrative procedure or other legal proceeding regarding the Borrower and/or the Borrower's Interest is in existence, and no potential dispute, action, arbitration, administrative procedure or other legal proceeding regarding the Borrower and/or the Borrower's Interest is pending; and

          (h) The Borrower's Company has obtained or completed all the necessary government approvals, authorizations, licenses, registrations and filing procedures to engage in the businesses within the operation scope under its business license and to own its assets.

4.   Commitments of Borrower
     -----------------------

     4.1 The Borrower undertakes, in the capacity of the majority shareholder of the Borrower's Company, to procure the Borrower's Company to observe the following terms during the term of this Agreement:

          (a) It shall not supplement, change or modify in any way its articles of association, increase or reduce its registered capital or alter its shareholding structure without the prior written consent of the Lender;

          (b) It shall maintain the continuance of the company and operate its business and handle its affairs in a prudent and effective manner according to proper financial and commercial codes and practices;

          (c) It shall not sell, transfer, pledge or otherwise dispose of any asset, business and legal or beneficial interest of income, or permit the creation of any other security interest over the same without the prior written consent of the Lender;

          (d) It shall not incur, inherit, warrant or permit the existence of any debt without the prior written consent of the Lender, save as those (i) incurred in the ordinary or daily course of business without borrowing; and (ii) already disclosed to the Lender, who has given its written consent thereof;

          (e) It shall conduct all of its operations in the ordinary course of business and maintain its asset value;

          (f) It shall not enter into any material contracts without the prior written consent of the Lender, except those entered into in the ordinary course of

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               business (for the purpose of this paragraph, any contract with a value exceeding RMB 100,000 shall be deemed to be a material contract);

          (g) It shall not extend any loan or credit to any party without the prior written consent of the Lender;

          (h) It shall provide all information and details relating to all of its operations and financial affairs to the Lender upon request by the Lender;

          (i) It shall obtain and maintain insurance with insurers acceptable to the Lender, and the sum insured and class of insurance shall be comparable to the sum insured and class of insurance maintained by those companies engaging in similar business with similar assets or properties;

          (j) It shall not merge or consolidate with any party, or acquire or invest in any party without the prior written consent of the Lender;

          (k) It shall notify the Lender immediately when any legal action, arbitration or administrative procedure relating to its assets, operations and incomes occurs or is likely to occur;

          (l) It shall execute all the necessary or appropriate documents, take all the necessary or appropriate actions, file all the necessary or appropriate actions and make all the necessary or appropriate defenses for the purpose of maintaining all rights and proprietorship in respect of all of its assets;

          (m) It shall not pay dividends of any kind to its shareholders without the prior written consent of the Lender; however, it shall distribute all its of distributable profits to its shareholders upon the request of the Lender;

          (n) It shall appoint any person nominated by the Lender as a director of the Borrower's Company upon the request of the Lender;

          (o) It shall strictly observe all of the provisions under the Share Option Agreement and shall not cause any action/omission which may impair the validity and enforceability of the Share Option Agreement;

     4.2  The Borrower undertakes that, during the term of this Agreement,

          (a) It shall not sell, transfer, pledge or otherwise dispose of the legal or beneficial interest of the Borrower's Interest, or permit the creation of any other security interest over the same without the prior written consent of the Lender, without offering the same to the Lender;

          (b) It shall procure the members in the board of directors appointed by it not to approve any sale, transfer, pledge or otherwise dispose of the legal or beneficial interest of the Borrower's Interest, or permit the creation of any

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               other security interest over the same without the prior written consent of the Lender, without offering the same to the Lender;

          (c) It shall procure the members in the board of directors appointed by it not to approve any merger or consolidation with any party, or any acquisition of or investment into any party without the prior written consent of the Lender;

          (d) It shall notify the Lender immediately when any legal action, arbitration or administrative procedure relating to the Borrower's Interest occurs or is likely to occur;

          (e) It shall enter into all the necessary or appropriate documents, take all the necessary or appropriate actions, file all the necessary or appropriate actions and make all the necessary or appropriate defenses for the purpose of maintaining all rights and proprietorship of the Borrower's Interest;

          (f) It shall not cause any action and/or omission which may materially, adversely affect the assets, operations and liabilities of the Borrower's Company without the prior written consent of the Lender;

          (g) It shall appoint any person nominated by the Lender as a director of the Borrower's Company upon the request of the Lender;

          (h) Upon the request made from time to time by the then parent holding company of the Lender, it shall transfer unconditionally and forthwith the entire interest owned by it in the Borrower's Company to the Lender or its designated representative at any time. It shall also procure the other shareholder of the Borrower's Company to waive its right of first refusal over the interest transfer as provided herein;

          (i) It shall procure the other shareholder of the Borrower's Company, upon the request made from time to time by the then parent holding company of the Lender, to transfer unconditionally and forthwith the entire interest owned by that other shareholder in the Borrower's Company to the designated representative of the Lender at any time. The Borrower hereby waives its right of first refusal over the interest transfer as provided herein;

          (j) In the event that the Lender purchases the Borrower's Interest pursuant to the Share Option Agreement, the Borrower shall first apply the proceeds therefrom to repay the Loan to the Lender; and

          (k) It shall strictly observe all the provisions under this Agreement, the Share Pledge Agreement and the Share Option Agreement, and perform all of its obligations under this Agreement, the Share Pledge Agreement and the Share Option Agreement. It shall not cause any action/omission which may

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               impair the validity and enforceability of this Agreement, the
               Share Pledge Agreement and the Share Option Agreement.

5.   Default
     -------

     If the Borrower fails to perform its repayment obligation pursuant to this Agreement, an overdue interest at the rate of 0.01% per day upon the outstanding amount of the loan shall be payable from the date on which such amount becomes due and payable until the date on which the total amount of the loan overdue, overdue interest and other moneys payable Lender shall be fully settled.

6.   Notices
     -------

     Unless a written notice of change of address is issued, all correspondence relating to this Agreement shall be delivered in person or by facsimile or registered mail to the following addresses. Any notice given by registered mail shall be deemed delivered on the date stated on the receipt of the registered mail. Any notice given in person or by facsimile shall be deemed delivered on the date of delivery or transmission. The original copies of all facsimile transmitted notices shall be delivered forthwith to the following addresses by registered mail or in person.

     Lender:   Advanced Internet Services Limited
               48/F the Center 99 Queen's Road Central, Hong Kong

               Attention:
               Telephone No.: 00852-21217838
               Facsimile No.: 00852-21897446

     Borrower: Sheng Yong
               Room 6 Unit 1 Jiwei Dormitories, 9 Huangchenggen Nanjie Street, Xicheng District, Beijing

               Attention:
               Telephone No.:
               Facsimile No.:

7.   Confidentiality
     ---------------

     The Parties acknowledge and confirm that all information exchanged orally or in written form in relation to this Agreement are confidential. The Parties shall keep confidential all such information and shall not disclose the same to any third party without the prior written consent of the other Party, except in the following situations: (a) Such information is or becomes publicly known (without any unauthorized disclosure by any party hereto); (b) Such information is required to be disclosed pursuant to applicable laws or the rules of the Stock Exchange; or (c) Such information is required to be disclosed to either Party's legal or financial advisers in relation to the transactions hereunder. In case (c), such legal or financial advisers shall observe the duty of confidentiality as provided in this clause. Any breach of confidentiality by the employees

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or agents of either Party shall be deemed as the breach of confidentiality by such Party, who shall be held responsible for all consequences of breach pursuant to this Agreement. This clause shall survive the termination of this Agreement.

8.   Governing Law and Dispute Settlement
     ------------------------------------

     8.1 The execution, validity, interpretation, performance, implementation, termination and settlement of disputes of this Agreement shall be governed by the laws of PRC.

     8.2 All disputes arising from the interpretation and performance of this Agreement shall initially be resolved by amicable negotiations. Should the dispute remain unsettled after the expiration of thirty (30) days after the date on which the notice of negotiation is given by a Party to the other Party, either Party shall have right to submit the dispute to China International Economic and Trade Arbitration Commission (the "CIETAC"). The arbitration shall follow the current rules of CIETAC, and the arbitration proceedings shall take place in Beijing. The arbitration award shall be final and binding upon the Both Parties and shall be enforceable in accordance with its terms.

     8.3 In case of any disputes arising out of the interpretation and performance of this Agreement or any pending arbitration of such dispute, Both Parties shall continue to perform their rights and obligations under this Agreement, except for the maters involved in the disputes.

9.   Miscellaneous
     -------------

     9.1 This Agreement shall become effective from the date of execution by the Parties, and shall expire upon the completion of obligations by the Parties under this Agreement.

     9.2 This Agreement is executed in duplicate and each of the said executed Agreement has the same legal force and effect. Each of the Parties hereto shall have one executed Agreement.

     9.3 This Agreement may be amended and supplemented by the Parties by written agreements. All amendments and/or supplementary agreements to this Agreement shall form integral parts hereof and are as equally enforceable as this Agreement.

     9.4 The invalidity of any provision herein shall not impair the legal effects of the remaining provisions.

     9.5 Any Appendices referred to in this Agreement are an integral part of this Agreement and have the same legal effect as this Agreement.

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Lender: Advanced Internet Services Limited

Representative:_______________________


Borrower: Sheng Yong

Signature:__________________________

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